[EXHIBIT 32.2]


   CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL
            OFFICER PURSUANT TO 18 U.S.C. SECTION 1350,
                   AS ADOPTED PURSUANT TO
           SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


   I, Garth Jensen, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that the Annual Report of North American Liability Group, Inc. on Form 10-KSB/A for the annual period ended December 31, 2005 fully complies with the requirements of Section 13(a) or 15(d) of
the   Securities  Exchange  Act  of  1934  and  that  information contained in such Form 10-KSB/A fairly presents in all material respects the financial condition and results of operations of BioChem Solutions, Inc.



                                 By: /s/ Garth Jensen
                                 ---------------------------------
                                 Name:  Garth Jensen
                                 Title:  Chief Financial Officer